  Exhibit 10.2 (Conformed Signatures)

  AGREEMENT FOR THE CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT OF THE LINHAI CITY TENGFEI FRUIT & VEGETABLE PROFESSIONAL COOPERATIVE

Party A: The Linhai City Tengfei Fruit & Vegetable Professional Cooperative

Party B: Gansu Asia-America Trade Co., Ltd.

In order to safeguard the lawful rights and interests of both parties, on the basis of The Contract Law of the People’s Republic of China, The Law of the People’s Republic of China on Land Contract in Rural Areas, The Measures for the Administration of Circulation of Rural Land Contracted Management Right and all other related laws and regulations, and according to The Contract for the Reclamation of Undeveloped Rural Mountain Areas signed between Party A and the village committee of Chengwai Village Taozhu County Linhai City, both parties agree to conclude this Agreement through mutual consultation and consent. It is each party’s responsibility to observe this Agreement.

Article 1: The Ways of Settlement, Use of Land, Term of Validity and Delivery Specifications Regarding Land Lease

The Conditions of the Land for Lease: Party A shall transfer the land contracted management right over the tangerine plantation with an area of 9200 mu (614 hectares), located in Chengwai Village Taozhu County Linhai City, to Party B for planting economic forestry like fruits. The plantation starts from Taozhu County in the East, Shangjiang Village in the West, and stops at Jiansi Village in the North and Donggua (wax gourd) Mountain in the South.

Use of Land: For the purpose of planting and operating economic forestry like fruits.

Term of Validity: Start from the date of complete assets replacement and official announcement to 12/31/2039 (the length of this term shall not go beyond the remaining contractual life of the land’s contracted management).

Delivery Specifications: The tangerine plantation will be delivered to Party B as is, on the day of lease.

Article 2: Rights and Obligations for Both Parties

For Party A:

1. Monitor and supervise the use of land during Party B’s contracted management, ensuring that the land is legitimately and appropriately used in line with this Agreement.

2. Collect leasing fees receivable from Party B according to this Agreement. Within the term of this Agreement, Party A should not raise the contract cost by any means.

3. Assure the independent operation of Party B, not committing acts that will infringe upon Party B’s lawful rights and interests.

4. Execute all-round cooperation with Party B and provide comprehensive support to them on the development and application of cutting-edge agricultural technologies.

5. Ensure the uninterruptible supply of water and electricity as per this Agreement.

6. Party A must not re-lease the land to a third party after this Agreement takes effect.

For Party B:

1. Lawfully act the land-contracted management right under the land use and term of contract agreed and specified in this Agreement. Within the term of this Agreement, Party B has the right to execute the following to its land contracted management right: leasing, selling shares, subcontracting, etc.

2. Party B is entitled to the profits made from the contracted management of the land and the ownership of any expanded land and purchased asset consistent with this Agreement.

3. Party B may build production and living facilities with functions in line with this Agreement on the contracted land.

4. Enjoy the right to access community facilities.

5. Party B must not use its land contracted management right to commit non-agricultural for-profit activities.

6. Party B must develop the contracted land in view of environmental protection and land conservation.

7. Party B is entitled to the national preferential policies and incentives for agricultural enterprises.

Article 3: The Amount of Leasing Fees and Payment Methods

The original party A has paid in full for the land leasing fees under the agreement of leasing land contracted management right which signed with Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Article 4: Liabilities for Breach of Agreement

1. Party B shall pay the full amount of leasing fees to Party A as per Article 3 of this Agreement. Provided that Party B doesn’t pay off the full amount of leasing fees within 3 months after the payment due date, Party B will be deemed to breach the agreement. Under this condition, Party A has the right to withdraw the land contracted management right from Party B within the term of this Agreement.

2. Party B must not use the land for non-agricultural purposes. Under the condition of Party B causing permanent damages to the land as a result of irrational land development and use, Party A has the right to withdraw the land-contracted management right from Party B after relevant  national  authorities  confirm  the  situation.  Consequently, Party B is also liable for land recovery. For the part of land which is unable to recover, Party B shall pay an indemnity to Party A. Party A will not return the amount of leasing fees already paid by Party B.

3. Party A shall hand over the land contracted management right to Party B within the time frame provided in this Agreement. If this will not be fulfilled within 3 months after the due date for land delivery, Party A will be deemed to breach the agreement. Therefore, Party B has the right to dissolve the agreement. Party A will also be liable for any actual loss Party B suffers.

4. In the instance of breach of agreement where Party A interferes with and causes interruption to Party B’s production and operation to the extent that normal production and operational activities are hindered, Party B has the right to dissolve the agreement and claim for refund of the amount of leasing fees already paid to Party A. Party A will also be liable for any actual loss Party B suffers.

Article 5: Agreement Alteration, Dissolution and Termination

1.  The  validity  of  this  Agreement  shall  not  be  subjective  to  the changes to any party. Nor shall it be altered or dissolved due to merging or demerging of any collective economic organization. This Agreement shall never be terminated at the will of any party, except for instances where this Agreement cannot be executed because the land is devastated by force majeure like natural disasters.

2. As a result of mutual consultation and consent, both parties may sign supplementary agreements to make corrections and supplementations to this Agreement. Wherever supplementary agreements disaccord with this Agreement, the former shall prevail.

3. Upon the expiration of this Agreement, Party A has the right to reclaim the contracted management right of the land. Party B should clean up all ground facilities and installations on the contracted land as per Party A’s request. Party A is entitled to take possession of these facilities and installations at its own request. If Party B intends to continue with the contracted management of the land, it will still need consult with Party A and sign new agreements all over again but with special priorities given on equal conditions.

4. The part of the leasing term which exceeds the national regulated term for household contracted management of land shall be deemed invalid.

5. Within the term of this Agreement, it will be deemed agreement termination if the land is demanded and requisitioned by the government and related agricultural infrastructures. The actual loss of Party B will be identified through mutual consultation. In this instance, neither party will be liable for the breach of agreement.

Article 6: Ways to Settle Contractual Disputes

1.  In  a  matter  of  dispute,  both  parties  should  resort  to  mutual consultations as the way of settlement. If the dispute cannot be settled, either party can file a lawsuit to Party B’s local courts that have the jurisdiction over the matter.

2. Over the period of litigation, this leasing agreement shall continue to be in execution.

Article 7: This Agreement is signed in three copies. Each party shall keep one copy and the original contract issuer shall file one copy. The validity of the agreement start from the date of both parties signing or stamping, completion of assets replacement and official announcement.

Article 8: Party A acknowledges receipt in full payment of the leasing fees set forth in article 3 above.

Signature page to follow

Party A: The Linhai City Tengfei Fruit & Vegetable Professional Cooperative

/s/Xiongwei Huang

 Xiongwei Huang

Date: 09/22/2015

Party B: Gansu Asia-America Trade Co., Ltd.

/s/Haiyun Zhuang

 Haiyun Zhuang

Date: 09/22/2015

  AGREEMENT FOR THE CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT OF THE LINHAI CITY SITIAN FRUIT & VEGETABLE PROFESSIONAL COOPERATIVE

Party A: The Linhai City Sitian Fruit & Vegetable Professional Cooperative

Party B: Gansu Asia-America Trade Co., Ltd.

In order to safeguard the lawful rights and interests of both parties, on the basis of The Contract Law of the People’s Republic of China, The Law of the People’s Republic of China on Land Contract in Rural Areas, The Measures for the Administration of Circulation of Rural Land Contracted Management Right and all other related laws and regulations, and according to The Contract for the Reclamation of Undeveloped Rural Mountain Areas signed between Party A and the village committee of Chengwai Village Taozhu County Linhai City, both parties agree to conclude this Agreement through mutual consultation and consent. It is each party’s responsibility to observe this Agreement.

Article 1: The Ways of Settlement, Use of Land, Term of Validity and Delivery Specifications Regarding Land Lease

The Conditions of the Land for Lease: Party A shall transfer the land contracted management right over the tangerine plantation with an area of 16000 mu (1067 hectares), located in Chengwai Village Taozhu County Linhai City, to Party B for planting economic forestry like tangerines. The plantation starts from Taozhu County in the East, Dongtou Village in the West, and stops at Jiansi Village in the North and Wukeng Village in the South.

Use of Land: For the purpose of planting and operating economic forestry like tangerines.

Term of Validity: Start from the date of complete assets replacement and official announcement to 12/31/2039 (the length of this term shall not go beyond the remaining contractual life of the land’s contracted management).

Delivery Specifications: The tangerine plantation will be delivered to Party B as is, on the day of lease.

Article 2: Rights and Obligations for Both Parties

For Party A:

1. Monitor and supervise the use of land during Party B’s contracted management, ensuring that the land is legitimately and appropriately used in line with this Agreement.

2. Collect leasing fees receivable from Party B according to this Agreement. Within the term of this Agreement, Party A should not raise the contract cost by any means.

3. Assure the independent operation of Party B, not committing acts that will infringe upon Party B’s lawful rights and interests.

4. Execute all-round cooperation with Party B and provide comprehensive support to them on the development and application of cutting-edge agricultural technologies.

5. Ensure the uninterruptible supply of water and electricity as per this Agreement.

6. Party A must not re-lease the land to a third party after this Agreement takes effect.

For Party B:

1. Lawfully act the land-contracted management right under the land use and term of contract agreed and specified in this Agreement. Within the term of this Agreement, Party B has the right to execute the following to its land contracted management right: leasing, selling shares, subcontracting, etc.

2. Party B is entitled to the profits made from the contracted management of the land and the ownership of any expanded land and purchased asset consistent with this Agreement.

3. Party B may build production and living facilities with functions in line with this Agreement on the contracted land.

4. Enjoy the right to access community facilities.

5. Party B must not use its land contracted management right to commit non-agricultural for-profit activities.

6. Party B must develop the contracted land in view of environmental protection and land conservation.

7. Party B is entitled to the national preferential policies and incentives for agricultural enterprises.

Article 3: The Amount of Leasing Fees and Payment Methods

The original party A has paid in full for the land leasing fees under the agreement of leasing land contracted management right which signed with Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Article 4: Liabilities for Breach of Agreement

1. Party B shall pay the full amount of leasing fees to Party A as per Article 3 of this Agreement. Provided that Party B doesn’t pay off the full amount of leasing fees within 3 months after the payment due date, Party B will be deemed to breach the agreement. Under this condition, Party A has the right to withdraw the land contracted management right from Party B within the term of this Agreement.

2. Party B must not use the land for non-agricultural purposes. Under the condition of Party B causing permanent damages to the land as a result of irrational land development and use, Party A has the right to withdraw the land-contracted management right from Party B after relevant  national  authorities  confirm  the  situation.  Consequently, Party B is also liable for land recovery. For the part of land which is unable to recover, Party B shall pay an indemnity to Party A. Party A will not return the amount of leasing fees already paid by Party B.

3. Party A shall hand over the land contracted management right to Party B within the time frame provided in this Agreement. If this will not be fulfilled within 3 months after the due date for land delivery, Party A will be deemed to breach the agreement. Therefore, Party B has the right to dissolve the agreement. Party A will also be liable for any actual loss Party B suffers.

4. In the instance of breach of agreement where Party A interferes with and causes interruption to Party B’s production and operation to the extent that normal production and operational activities are hindered, Party B has the right to dissolve the agreement and claim for refund of the amount of leasing fees already paid to Party A. Party A will also be liable for any actual loss Party B suffers.

Article 5: Agreement Alteration, Dissolution and Termination

1.  The  validity  of  this  Agreement  shall  not  be  subjective  to  the changes to any party. Nor shall it be altered or dissolved due to merging or demerging of any collective economic organization. This Agreement shall never be terminated at the will of any party, except for instances where this Agreement cannot be executed because the land is devastated by force majeure like natural disasters.

2. As a result of mutual consultation and consent, both parties may sign supplementary agreements to make corrections and supplementations to this Agreement. Wherever supplementary agreements disaccord with this Agreement, the former shall prevail.

3. Upon the expiration of this Agreement, Party A has the right to reclaim the contracted management right of the land. Party B should clean up all ground facilities and installations on the contracted land as per Party A’s request. Party A is entitled to take possession of these facilities and installations at its own request. If Party B intends to continue with the contracted management of the land, it will still need consult with Party A and sign new agreements all over again but with special priorities given on equal conditions.

4. The part of the leasing term which exceeds the national regulated term for household contracted management of land shall be deemed invalid.

5. Within the term of this Agreement, it will be deemed agreement termination if the land is demanded and requisitioned by the government and related agricultural infrastructures. The actual loss of Party B will be identified through mutual consultation. In this instance, neither party will be liable for the breach of agreement.

Article 6: Ways to Settle Contractual Disputes

1.  In  a  matter  of  dispute,  both  parties  should  resort  to  mutual consultations as the way of settlement. If the dispute cannot be settled, either party can file a lawsuit to Party B’s local courts that have the jurisdiction over the matter.

2. Over the period of litigation, this leasing agreement shall continue to be in execution.

Article 7: This Agreement is signed in three copies. Each party shall keep one copy and the original contract issuer shall file one copy. The validity of the agreement start from the date of both parties signing or stamping, completion of assets replacement and official announcement.

Article 8: Party A acknowledges receipt in full payment of the leasing fees set forth in article 3 above.

Signature page to follow

Party A: The Linhai City Sitian Fruit & Vegetable Professional Cooperative

/s/Yuanqiu Huang

Yuanqiu Huang

Date: 09/22/2015

Party B: Gansu Asia-America Trade Co., Ltd.

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015

  AGREEMENT FOR THE CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT OF THE LINHAI CITY SITIAN FRUIT & VEGETABLE PROFESSIONAL COOPERATIVE

Party A: The Linhai City Sitian Fruit & Vegetable Professional Cooperative

Party B: Gansu Asia-America Trade Co., Ltd.

In order to safeguard the lawful rights and interests of both parties, on the basis of The Contract Law of the People’s Republic of China, The Law of the People’s Republic of China on Land Contract in Rural Areas, The Measures for the Administration of Circulation of Rural Land Contracted Management Right and all other related laws and regulations, and according to The Contract for the Reclamation of Undeveloped Rural Mountain Areas signed between Party A and the village committees (Tao Zhu County) of Chengwai Village, Chengli Village and Fu Rong Village, both  parties  agree  to  conclude  this  Agreement  through  mutual consultation and consent. It is each party’s responsibility to observe this Agreement.

Article 1: The Ways of Settlement, Use of Land, Term of Validity and Delivery Specifications Regarding Land Lease

The Conditions of the Land for Lease: Party A shall transfer the land contracted management right over the broccoli plantation with an area of 24000 mu (1600 hectares), located throughout villages of Tao Zhu County (Fu Rong Village: 9500 mu (634 hectares), Chengli Village: 9200 mu (614 hectares), Chengwai Village: 5300 mu (354 hectares)), to Party B for planting vegetables like broccoli. The broccoli plantation starts from Haiti in the East, Qian Tang Village in the West, and stops at Hou Tang Village in the North, Xiang Zhuang Village in the South.

Use of Land: For the purpose of planting vegetables like broccoli.

Term of Validity: Start from the date of complete assets replacement and official announcement to 12/31/2039 (the length of this term shall not go beyond the remaining contractual life of the land’s contracted management).

Delivery Specifications: The broccoli plantation will be delivered to Party B as is, on the day of lease.

Article 2: Rights and Obligations for Both Parties

For Party A:

1. Monitor and supervise the use of land during Party B’s contracted management, ensuring that the land is legitimately and appropriately used in line with this Agreement.

2. Collect leasing fees receivable from Party B according to this Agreement. Within the term of this Agreement, Party A should not raise the contract cost by any means.

3. Assure the independent operation of Party B, not committing acts that will infringe upon Party B’s lawful rights and interests.

4. Execute all-round cooperation with Party B and provide comprehensive support to them on the development and application of cutting-edge agricultural technologies.

5. Ensure the uninterruptible supply of water and electricity as per this Agreement.

6. Party A must not re-lease the land to a third party after this Agreement takes effect.

For Party B:

1. Lawfully act the land-contracted management right under the land use and term of contract agreed and specified in this Agreement. Within the term of this Agreement, Party B has the right to execute the following to its land contracted management right: leasing, selling shares, subcontracting, etc.

2. Party B is entitled to the profits made from the contracted management of the land and the ownership of any expanded land and purchased asset consistent with this Agreement.

3. Party B may build production and living facilities with functions in line with this Agreement on the contracted land.

4. Enjoy the right to access community facilities.

5. Party B must not use its land contracted management right to commit non-agricultural for-profit activities.

6. Party B must develop the contracted land in view of environmental protection and land conservation.

7. Party B is entitled to the national preferential policies and incentives for agricultural enterprises.

Article 3: The Amount of Leasing Fees and Payment Methods

The original party A has paid in full for the land leasing fees under the agreement of leasing land contracted management right which signed with Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Article 4: Liabilities for Breach of Agreement

1. Party B shall pay the full amount of leasing fees to Party A as per Article 3 of this Agreement. Provided that Party B doesn’t pay off the full amount of leasing fees within 3 months after the payment due date, Party B will be deemed to breach the agreement. Under this condition, Party A has the right to withdraw the land contracted management right from Party B within the term of this Agreement.

2. Party B must not use the land for non-agricultural purposes. Under the condition of Party B causing permanent damages to the land as a result of irrational land development and use, Party A has the right to withdraw the land-contracted management right from Party B after relevant  national  authorities  confirm  the  situation.  Consequently, Party B is also liable for land recovery. For the part of land which is unable to recover, Party B shall pay an indemnity to Party A. Party A will not return the amount of leasing fees already paid by Party B.

3. Party A shall hand over the land contracted management right to Party B within the time frame provided in this Agreement. If this will not be fulfilled within 3 months after the due date for land delivery, Party A will be deemed to breach the agreement. Therefore, Party B has the right to dissolve the agreement. Party A will also be liable for any actual loss Party B suffers.

4. In the instance of breach of agreement where Party A interferes with and causes interruption to Party B’s production and operation to the extent that normal production and operational activities are hindered, Party B has the right to dissolve the agreement and claim for refund of the amount of leasing fees already paid to Party A. Party A will also be liable for any actual loss Party B suffers.

Article 5: Agreement Alteration, Dissolution and Termination

1.  The  validity  of  this  Agreement  shall  not  be  subjective  to  the changes to any party. Nor shall it be altered or dissolved due to merging or demerging of any collective economic organization. This Agreement shall never be terminated at the will of any party, except for instances where this Agreement cannot be executed because the land is devastated by force majeure like natural disasters.

2. As a result of mutual consultation and consent, both parties may sign supplementary agreements to make corrections and supplementations to this Agreement. Wherever supplementary agreements disaccord with this Agreement, the former shall prevail.

3. Upon the expiration of this Agreement, Party A has the right to reclaim the contracted management right of the land. Party B should clean up all ground facilities and installations on the contracted land as per Party A’s request. Party A is entitled to take possession of these facilities and installations at its own request. If Party B intends to continue with the contracted management of the land, it will still need consult with Party A and sign new agreements all over again but with special priorities given on equal conditions.

4. The part of the leasing term which exceeds the national regulated term for household contracted management of land shall be deemed invalid.

5. Within the term of this Agreement, it will be deemed agreement termination if the land is demanded and requisitioned by the government and related agricultural infrastructures. The actual loss of Party B will be identified through mutual consultation. In this instance, neither party will be liable for the breach of agreement.

Article 6: Ways to Settle Contractual Disputes

1.  In  a  matter  of  dispute,  both  parties  should  resort  to  mutual consultations as the way of settlement. If the dispute cannot be settled, either party can file a lawsuit to Party B’s local courts that have the jurisdiction over the matter.

2. Over the period of litigation, this leasing agreement shall continue to be in execution.

Article 7: This Agreement is signed in three copies. Each party shall keep one copy and the original contract issuer shall file one copy. The validity of the agreement start from the date of both parties signing or stamping, completion of assets replacement and official announcement.

Article 8: Party A acknowledges receipt in full payment of the leasing fees set forth in article 3 above.

Signature page to follow

Party A: The Linhai City Sitian Fruit & Vegetable Professional Cooperative

/s/Yuanqiu Huang

Yuanqiu Huang

Date: 09/22/2015

Party B: Gansu Asia-America Trade Co., Ltd.

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015

AGREEMENT FOR THE CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT OF THE THE TAIZHOU CITY HUANG YAN HOU AO ASPARAGUS & BAMBOO PROFESSIONAL COOPERATIVE

Party A: The Taizhou City Huang Yan Hou Ao Asparagus & Bamboo Professional Cooperative

Party B: Gansu Asia-America Trade Co., Ltd.

In order to safeguard the lawful rights and interests of both parties, on the basis of The Contract Law of the People’s Republic of China, The Law of the People’s Republic of China on Land Contract in Rural Areas, The Measures for the Administration of Circulation of Rural Land Contracted Management Right and all other related laws and regulations, and according to The Agreement For The Circulation Of Rural Land Contracted Management Right signed between Party A and village committees (Yu Tou County) of Hou Ao Village, Qian Ao Village, Liang Shu Shan Village and Zhou Jia Liao Village, both parties agree to conclude this Agreement through mutual consultation and consent. It is each party’s responsibility to observe this Agreement.

Article 1: The Ways of Settlement, Use of Land, Term of Validity and Delivery Specifications Regarding Land Lease

The Conditions of the Land for Lease: Party A shall transfer the land contracted management right over the moso bamboo hill with an area of 18000 mu (1200 hectares), located throughout Hou Ao Village, Qian Ao Village, Liang Shu Shan Village and Zhou Jia Liao Village of Yu Tou County Huang Yan District Tan Zhou City, to Party B for operation. 5000 mu (334 hectares) of the land is in Hou Ao Village, starting from Qian Ao Village in the East, Xian Ju Village in the West, and stopping at Zhou Jia Liao Village in the North, Bai Shi Village in the South. 5500 mu (367 hectares) is in Qian Ao Village, starting from Qian Ao Village in the East, Qian Keng Tou Village in the West, and stopping at Liang Shu Shan Village in the North, Zi Lin Shan Village in the South. 3000 mu (200 hectares) is in Liang Shu Shan Village, starting from Qian Ao Village in the East, Liang Shan Village in the West, and stopping at Liang Shu Shan Village in the North, Qian Ao Village in the South. 4500 mu (300 hectares) is in Zhou Jia Liao Village, starting from Yang Keng Village in the East, Huang Ku Zhu in the West, and stopping at Shan Tou in the North, Hou Ao Village in the South.

Use of Land: For the purpose of planting and operating economic forestry like moso bamboos.

Term of Validity: Start from the date of complete assets replacement and official announcement to 12/31/2039 (the length of this term shall not go beyond the remaining contractual life of the land’s contracted management).

Delivery Specifications: The bamboo plantation will be delivered to Party B as is, on the day of lease.

Article 2: Rights and Obligations for Both Parties

For Party A:

1. Monitor and supervise the use of land during Party B’s contracted management, ensuring that the land is legitimately and appropriately used in line with this Agreement.

2. Collect leasing fees receivable from Party B according to this Agreement. Within the term of this Agreement, Party A should not raise the contract cost by any means.

3. Assure the independent operation of Party B, not committing acts that will infringe upon Party B’s lawful rights and interests.

4. Execute all-round cooperation with Party B and provide comprehensive support to them on the development and application of cutting-edge agricultural technologies.

5. Ensure the uninterruptible supply of water and electricity as per this Agreement.

6. Party A must not re-lease the land to a third party after this Agreement takes effect.

For Party B:

1. Lawfully act the land-contracted management right under the land use and term of contract agreed and specified in this Agreement. Within the term of this Agreement, Party B has the right to execute the following to its land contracted management right: leasing, selling shares, subcontracting, etc.

2. Party B is entitled to the profits made from the contracted management of the land and the ownership of any expanded land and purchased asset consistent with this Agreement.

3. Party B may build production and living facilities with functions in line with this Agreement on the contracted land.

4. Enjoy the right to access community facilities.

5. Party B must not use its land contracted management right to commit non-agricultural for-profit activities.

6. Party B must develop the contracted land in view of environmental protection and land conservation.

7. Party B is entitled to the national preferential policies and incentives for agricultural enterprises.

Article 3: The Amount of Leasing Fees and Payment Methods

The original party A has paid in full for the land leasing fees under the agreement of leasing land contracted management right which signed with Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Article 4: Liabilities for Breach of Agreement

1. Party B shall pay the full amount of leasing fees to Party A as per Article 3 of this Agreement. Provided that Party B doesn’t pay off the full amount of leasing fees within 3 months after the payment due date, Party B will be deemed to breach the agreement. Under this condition, Party A has the right to withdraw the land contracted management right from Party B within the term of this Agreement.

2. Party B must not use the land for non-agricultural purposes. Under the condition of Party B causing permanent damages to the land as a result of irrational land development and use, Party A has the right to withdraw the land-contracted management right from Party B after relevant  national  authorities  confirm  the  situation.  Consequently, Party B is also liable for land recovery. For the part of land which is unable to recover, Party B shall pay an indemnity to Party A. Party A will not return the amount of leasing fees already paid by Party B.

3. Party A shall hand over the land contracted management right to Party B within the time frame provided in this Agreement. If this will not be fulfilled within 3 months after the due date for land delivery, Party A will be deemed to breach the agreement. Therefore, Party B has the right to dissolve the agreement. Party A will also be liable for any actual loss Party B suffers.

4. In the instance of breach of agreement where Party A interferes with and causes interruption to Party B’s production and operation to the extent that normal production and operational activities are hindered, Party B has the right to dissolve the agreement and claim for refund of the amount of leasing fees already paid to Party A. Party A will also be liable for any actual loss Party B suffers.

Article 5: Agreement Alteration, Dissolution and Termination

1.  The  validity  of  this  Agreement  shall  not  be  subjective  to  the changes to any party. Nor shall it be altered or dissolved due to merging or demerging of any collective economic organization. This Agreement shall never be terminated at the will of any party, except for instances where this Agreement cannot be executed because the land is devastated by force majeure like natural disasters.

2. As a result of mutual consultation and consent, both parties may sign supplementary agreements to make corrections and supplementations to this Agreement. Wherever supplementary agreements disaccord with this Agreement, the former shall prevail.

3. Upon the expiration of this Agreement, Party A has the right to reclaim the contracted management right of the land. Party B should clean up all ground facilities and installations on the contracted land as per Party A’s request. Party A is entitled to take possession of these facilities and installations at its own request. If Party B intends to continue with the contracted management of the land, it will still need consult with Party A and sign new agreements all over again but with special priorities given on equal conditions.

4. The part of the leasing term which exceeds the national regulated term for household contracted management of land shall be deemed invalid.

5. Within the term of this Agreement, it will be deemed agreement termination if the land is demanded and requisitioned by the government and related agricultural infrastructures. The actual loss of Party B will be identified through mutual consultation. In this instance, neither party will be liable for the breach of agreement.

Article 6: Ways to Settle Contractual Disputes

1.  In  a  matter  of  dispute,  both  parties  should  resort  to  mutual consultations as the way of settlement. If the dispute cannot be settled, either party can file a lawsuit to Party B’s local courts that have the jurisdiction over the matter.

2. Over the period of litigation, this leasing agreement shall continue to be in execution.

Article 7: This Agreement is signed in three copies. Each party shall keep one copy and the original contract issuer shall file one copy. The validity of the agreement start from the date of both parties signing or stamping, completion of assets replacement and official announcement.

Article 8: Party A acknowledges receipt in full payment of the leasing fees set forth in article 3 above.

Signature page to follow

Party A: The Taizhou City Huang Yan Hou Ao Asparagus & Bamboo Professional Cooperative

/s/Zhaoshou Huang

Zhaoshou Huang

Date: 09/22/2015

Party B: Gansu Asia-America Trade Co., Ltd.

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015

  AGREEMENT FOR THE CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT OF THE XIANJU COUNTY XIAJING GOLDEN PLUM FARMING & BREEDING  PROFESSIONAL COOPERATIVE

Party A: The Xianju County Xiajing Golden Plum Farming & Breeding Professional Cooperative

Party B: Gansu Asia-America Trade Co., Ltd.

In order to safeguard the lawful rights and interests of both parties, on the basis of The Contract Law of the People’s Republic of China, The Law of the People’s Republic of China on Land Contract in Rural Areas, The Measures for the Administration of Circulation of Rural Land Contracted Management Right and all other related laws and regulations, and according to The Agreement For The Circulation of Rural Land Contracted Management Right signed between Party A and the village committee of Dalei Village Guangdu Township Xianju County, both parties agree to conclude this Agreement through mutual consultation and consent. It is each party’s responsibility to observe this Agreement.

Article 1: The Ways of Settlement, Use of Land, Term of Validity and Delivery Specifications Regarding Land Lease

The Conditions of the Land for Lease: Party A shall transfer the land contracted management right over the waxberry plantation with an area of 9057 mu (603.8 hectares), located in Dalei Village Guangdu Township Xianju  County,  to  Party  B  for  planting  fruits  like  waxberries.  This plantation starts from Xikeng Village in the East, Yaotou Village in the West, and stops at Tang’ao Village in the North and Houliao Village in the South.

Use of Land: For the purpose of planting fruits like waxberries.

Term of Validity: Start from the date of complete assets replacement and official announcement to 12/31/2039 (the length of this term shall not go beyond the remaining contractual life of the land’s contracted management).

Delivery Specifications: The waxberries plantation will be delivered to Party B as is, on the day of lease.

Article 2: Rights and Obligations for Both Parties

For Party A:

1. Monitor and supervise the use of land during Party B’s contracted management, ensuring that the land is legitimately and appropriately used in line with this Agreement.

2. Collect leasing fees receivable from Party B according to this Agreement. Within the term of this Agreement, Party A should not raise the contract cost by any means.

3. Assure the independent operation of Party B, not committing acts that will infringe upon Party B’s lawful rights and interests.

4. Execute all-round cooperation with Party B and provide comprehensive support to them on the development and application of cutting-edge agricultural technologies.

5. Ensure the uninterruptible supply of water and electricity as per this Agreement.

6. Party A must not re-lease the land to a third party after this Agreement takes effect.

For Party B:

1. Lawfully act the land-contracted management right under the land use and term of contract agreed and specified in this Agreement. Within the term of this Agreement, Party B has the right to execute the following to its land contracted management right: leasing, selling shares, subcontracting, etc.

2. Party B is entitled to the profits made from the contracted management of the land and the ownership of any expanded land and purchased asset consistent with this Agreement.

3. Party B may build production and living facilities with functions in line with this Agreement on the contracted land.

4. Enjoy the right to access community facilities.

5. Party B must not use its land contracted management right to commit non-agricultural for-profit activities.

6. Party B must develop the contracted land in view of environmental protection and land conservation.

7. Party B is entitled to the national preferential policies and incentives for agricultural enterprises.

Article 3: The Amount of Leasing Fees and Payment Methods

The original party A has paid in full for the land leasing fees under the agreement of leasing land contracted management right which signed with Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Article 4: Liabilities for Breach of Agreement

1. Party B shall pay the full amount of leasing fees to Party A as per Article 3 of this Agreement. Provided that Party B doesn’t pay off the full amount of leasing fees within 3 months after the payment due date, Party B will be deemed to breach the agreement. Under this condition, Party A has the right to withdraw the land contracted management right from Party B within the term of this Agreement.

2. Party B must not use the land for non-agricultural purposes. Under the condition of Party B causing permanent damages to the land as a result of irrational land development and use, Party A has the right to withdraw the land-contracted management right from Party B after relevant  national  authorities  confirm  the  situation.  Consequently, Party B is also liable for land recovery. For the part of land which is unable to recover, Party B shall pay an indemnity to Party A. Party A will not return the amount of leasing fees already paid by Party B.

3. Party A shall hand over the land contracted management right to Party B within the time frame provided in this Agreement. If this will not be fulfilled within 3 months after the due date for land delivery, Party A will be deemed to breach the agreement. Therefore, Party B has the right to dissolve the agreement. Party A will also be liable for any actual loss Party B suffers.

4. In the instance of breach of agreement where Party A interferes with and causes interruption to Party B’s production and operation to the extent that normal production and operational activities are hindered, Party B has the right to dissolve the agreement and claim for refund of the amount of leasing fees already paid to Party A. Party A will also be liable for any actual loss Party B suffers.

Article 5: Agreement Alteration, Dissolution and Termination

1.  The  validity  of  this  Agreement  shall  not  be  subjective  to  the changes to any party. Nor shall it be altered or dissolved due to merging or demerging of any collective economic organization. This Agreement shall never be terminated at the will of any party, except for instances where this Agreement cannot be executed because the land is devastated by force majeure like natural disasters.

2. As a result of mutual consultation and consent, both parties may sign supplementary agreements to make corrections and supplementations to this Agreement. Wherever supplementary agreements disaccord with this Agreement, the former shall prevail.

3. Upon the expiration of this Agreement, Party A has the right to reclaim the contracted management right of the land. Party B should clean up all ground facilities and installations on the contracted land as per Party A’s request. Party A is entitled to take possession of these facilities and installations at its own request. If Party B intends to continue with the contracted management of the land, it will still need consult with Party A and sign new agreements all over again but with special priorities given on equal conditions.

4. The part of the leasing term which exceeds the national regulated term for household contracted management of land shall be deemed invalid.

5. Within the term of this Agreement, it will be deemed agreement termination if the land is demanded and requisitioned by the government and related agricultural infrastructures. The actual loss of Party B will be identified through mutual consultation. In this instance, neither party will be liable for the breach of agreement.

Article 6: Ways to Settle Contractual Disputes

1.  In  a  matter  of  dispute,  both  parties  should  resort  to  mutual consultations as the way of settlement. If the dispute cannot be settled, either party can file a lawsuit to Party B’s local courts that have the jurisdiction over the matter.

2. Over the period of litigation, this leasing agreement shall continue to be in execution.

Article 7: This Agreement is signed in three copies. Each party shall keep one copy and the original contract issuer shall file one copy. The validity of the agreement start from the date of both parties signing or stamping, completion of assets replacement and official announcement.

Article 8: Party A acknowledges receipt in full payment of the leasing fees set forth in article 3 above.

Signature page to follow

Party A: The Xianju County Xiajing Golden Plum Farming & Breeding Professional Cooperative

/s/Liufu Zhang

Liufu Zhang

Date: 09/22/2015

Party B: Gansu Asia-America Trade Co., Ltd.

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015